37th Annual EEI Financial Conference October, 2002 www.CenterPointEnergy.com

Special Note Regarding Forward-Looking Statements

David M. McClanahan President and Chief Executive Officer Gary L. Whitlock Executive Vice President and Chief Financial Officer Marianne Paulsen Director, Investor Relations 2

Monetization of Texas Genco (NYSE: TGN) 2005 2004 2001 1999 2000 REI's Separation Plan Approved Texas Adopts Restructuring Legislation Transition Timeline RRI IPO Energy Merchant Energy Delivery Public Flotation Of Texas Genco (19% Spin-off) 2003 2002 RRI Spin-off Stranded Costs Securitization (NYSE: CNP)

CenterPoint Energy - Investment Highlights Large-scale, diversified business focused on regulated energy delivery 4.8 million metered distribution customers in 6 states Balanced mix of electric and natural gas assets Attractive service territories; diversified economic and regulatory risk Lower risk profile compared to other combination gas/electric companies In new Texas market the transmission and distribution utility (TDU) has no electric commodity obligation or provider of last resort (POLR) risk Low gas commodity risk exposure at gas Local Distribution Companies (LDCs) Consistent, predictable earnings and cash flow Texas law provides return on generation assets through Excess Cost Over Market (ECOM) provision Clear path to full recovery of generation investment and deleveraging of balance sheet Focused on near-term improvement of existing businesses

Business Focus on Energy Delivery

CenterPoint Energy (CNP)

To be monetized in 2004

Electric Transmission & Distribution

- CenterPoint Houston Electric

Local Natural Gas Distribution

- CenterPoint Arkla
- CenterPoint Entex
- CenterPoint Minnegasco
- CenterPoint Gas Marketing

Pipelines & Gathering

- CenterPoint Gas Transmission
- Mississippi River Transmission Corp.
- CenterPoint Field Services

Generation Assets

- Texas Genco (TGN)

5

Depth of Management Expertise Steve Schaeffer (32/32) Executive VP Regulatory & Governmental Relations Scott Rozzell (1/27) Executive VP General Counsel Gary Whitlock (1/30) Executive VP & CFO David McClanahan (30/30) President & CEO Marc Kilbride (25/25) VP & Treasurer Marianne Paulsen (1/25) Director Investor Relations To be Named President CenterPoint Energy Pipeline Group David Tees (34/34) President Texas Genco Tom Standish (20/31) President CenterPoint Energy Houston James Brian (25/31) Senior VP Chief Accounting Officer Joseph McGoldrick (23/27) Corporate VP Strategic Planning Rufus Scott (17/28) VP Deputy General Counsel Note: Numbers in parentheses indicate years with company/years of business experience. Wayne Roesler (29/36) VP Regulatory Relations Gary Cerny (22/22) President CenterPoint Energy Minnegasco Dean Liollio (18/24) President CenterPoint Energy Arkla/Entex Wayne Stinnett (19/25) Senior VP Gas Resources Group Management team with extensive electric and gas industry experience

Electric Transmission & Distribution Texas market restructured 1/1/02 1.8 million metered distribution customers High growth Houston/Gulf Coast service territory No electric commodity price risk Reputation for reliability and high quality service $1.3 billion invested during last 5 years Exceeds regulatory reliability standards 2001 EEI "Emergency Response Award" 11.25% authorized ROE Electric TDU

Natural Gas Distribution 3 million metered distribution customers in six states 5% of nationwide total gas distribution High growth, diverse service territories Low gas price exposure Aggressively seeking rate adjustments $42 million rate increases approved in 2002 $14 million rate increase application pending in Oklahoma Relatively new infrastructure Greater than 50% constructed after 1980 Industry leading customer satisfaction ratings 85% customer satisfaction at Minnegasco in 2001 Gas LDC

Pipelines and Gathering 8,200 miles of transmission pipelines transporting over 1 Tcf annually Seven gas storage facilities 4,300 miles of gas gathering pipeline which handles over 310 Bcf annually Stable cash flow and earnings Growing revenues and margins Industry leading customer satisfaction ratings Mississippi River Transmission voted #1 pipeline (a) (a) 2001 Mastio Customer Satisfaction Survey Interstate Gas Pipeline

Cyclic/ Portfolio (MW) Base Intermediate Peak Total Gas/Oil - 3,474 354 3,828 Gas 162 4,832 501 5,495 Nuclear 770 - - 770 Lignite 1,612 - - 1,612 Coal 2,470 - - 2,470 5,014 8,306 855 14,175 Texas Genco 14,000 MW of diverse, well-maintained generating assets Highly attractive, low-cost, solid-fuel baseload portfolio Flexible, load-following gas fleet Capacity prices improved in October '02 auctions for '03 sales Texas law provides return on generation assets through ECOM (recorded at the electric utility) Rationalizing costs with recent announcement to mothball 3,400 MW of old gas- fired generation; projected to save $20MM in 2003

Strategic Plan Going Forward CenterPoint has developed a comprehensive strategic plan designed to guide us through the transition and drive business performance as well as help us plan and allocate resources Key Features of the CenterPoint Strategy Focused on energy delivery Driven by external measures of success Recognizes our near term challenges Positions us to grow as we implement standard business model and best practices Three key themes resonate throughout the Company One Company Get it Right Grow

2002 Year-to-date Performance (9/30/2002) EBITDA $1,532 D&A 461 EBIT 1,071 Interest Expense 428 Other 42 Income Taxes 207 Income from Continuing Operations $ 394 EPS $1.32 LDCs Pipelines & Gathering Genco true-up Electric TDU East 0.19 0.11 0.05 0.31 0.34 LDCs Pipelines & Gathering ECOM True-up Electric TDU 2002 Diluted EPS Guidance $1.30-$1.35 2002 YTD EBITDA: 2002 YTD RESULTS ($ in millions, except per share amounts) Total YTD EBITDA: $ 1,532 35% 38% 14% 10% Texas Genco 3% Annualized dividend: $0.64/share

CNP Capitalization (Pro Forma for RRI Spin)

Near-Term Maximize returns Reduce costs and improve productivity Obtain rate relief at gas LDCs Capture growth in existing service territories Implement new business model for corporate and shared services Optimize cash flow Prioritize and defer discretionary capital expenditures through disciplined commitment review process Adopt common business models and take advantage of company scale Strengthen the balance sheet Monetize Texas Genco Securitize stranded costs Reduce debt Longer-Term Growth through participation in industry consolidation Capitalize on opportunities related to core assets and skills Business/Financial Strategy

2002 vs 2003 Cash Requirements 2002 cash needs driven by the following: Large capital expenditures (nearly $900MM) Negative working capital as factoring agreement terminated Low capacity prices at Texas Genco Full pre-spin common dividend for two quarters Low performance at Arkla 2003 cash needs to be down substantially: Substantially lower capital expenditures (at least $200 million lower) No incremental working capital needs Higher capacity prices at Texas Genco Full year effect of lower dividend Planned improvement at LDCs, TDU and Texas Genco operations

Financing Initiatives Successfully negotiated new, one-year facilities totaling $4.7 billion with a 30 bank syndicate on October 10, 2002 Facilities are reduced by $600 million in February, 2003, $450 million in April, 2003 and $600 million in June, 2003 CNP is required to raise $400 million of third party capital to replace maturing debt by November 15, 2002 The Company recognizes the challenge in raising capital in the current market, but remains confident in its ability to execute this plan Longer term, the deleveraging story has not changed: Clear path provided by Texas law Monetization of Texas Genco expected in 2004 Stranded cost securitization expected in late 2004 Combined proceeds to pay down debt Estimated debt/capital ratio of 55 - 60% by 2005

Stranded Cost Illustrative Calculation (Note: Illustrates calculation methodology only. Actual values will not be determined until time of stranded cost filing in early 2004)

Why CenterPoint Energy? The company recognizes the challenge in its financing plan, but is highly committed to and focused on its execution As investors begin to see past the liquidity concerns, CenterPoint Energy is a compelling story with business risk among the lowest in the utility sector A large scale energy delivery company with attractive service territories and diversified assets Owns generation until 2004, but is hedged via non-cash return (ECOM) CNP is not a merchant generator or a trader CNP is out of the international business except for small Argentine investment In new Texas market TDU has no electric commodity risk and is not the Provider of Last Resort (POLR) LDCs recover commodity costs through purchased gas adjustment clauses 10 -11+% allowed ROEs In 2004, the deleveraging events allow CNP to significantly strengthen its balance sheet and positions the company for growth

37th Annual EEI Financial Conference October, 2002 www.CenterPointEnergy.com